NAKED BRAND GROUP, INC.
FORM OF REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”), dated as of , 2014, is made by and between Naked Brand Group, Inc., a Nevada corporation (the “Company”) and the undersigned investor (the “Investor”).

R E C I T A L S

     WHEREAS, in connection with that certain Subscription Agreement of even date herewith by and between the Company and the Investor (the “Subscription Agreement”), the Investor purchased from the Company, certain units (the “Units”), each Unit consisting of (a) a $25,000 senior secured convertible debenture (the “Convertible Debenture”), and (b) a five-year warrant (the “Warrants”) to purchase 166,667 shares of common stock of the Company (“Warrant Shares”) exercisable at $0.15 per share; and

     WHEREAS, to induce the Investor to purchase the Units, the Company has agreed to grant the Investor certain rights with respect to registration of Registrable Securities under the Securities Act pursuant to the terms of this Agreement.

AGREEMENT

     NOW, THEREFORE, the Company and the Investor hereby covenant and agree as follows:

     1.      Recitals. The recitals set forth above are true and correct and are incorporated herein by reference.

     2.      Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

               “Agreement” shall have the meaning set forth in the Preamble hereof;

               “Automatic Registration Statement” shall have the meaning set forth in Section 4(a) of this Agreement;

               “Closing” shall mean the closing of the sale of the Units in which the Investor Purchased the Units;

               “Closing Date” means the date on which the Closing occurred;

               “Commission” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act;

               “Company” shall have the meaning set forth in the Preamble hereof;

               “Conversion Shares” shall have the meaning set forth in the definition of Registrable Securities herein;

Exhibit D - Form of Registration Rights Agreement

               “Effectiveness Date” shall mean that date which is one hundred and fifty (150) days following the Filing Date;

               “Effectiveness Period” shall have the meaning set forth in Section 4(a) of this Agreement;

               “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect;;

               “Filing Date” shall mean that date which is sixty (60) days following the Final Closing Date;

               “Final Closing Date” means closing date of the Offering after which the Company ceases to offer for sale the Units;

               “Investor” shall have the meaning set forth in the Preamble hereof;

               “Offering” shall refer to the Company’s offering of up to 240 Units (subject to an over-allotment of 80 units);

               “Piggyback Registration” shall have the meaning set forth in Section 3(a) of this Agreement;

               “Register,” “registered” and “registration” each shall refer to a registration of the Registrable Securities effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the Commission;

               “Registrable Securities” shall mean the shares issued or issuable upon conversion of the Convertible Debentures (the “Conversion Shares”) and Warrant Shares issued or issuable upon exercise of the Warrants issued to Investor in connection with the Offering; provided, however, that Conversion Shares and Warrant Shares that are Registrable Securities shall cease to be Registrable Securities (i) when subject to an effective registration statement under the Securities Act as provided for hereunder, (ii) upon any sale pursuant to a registration statement or Rule 144 under the Securities Act or (iii) at such time as they become eligible for sale without volume limitations or other restrictions pursuant to Rule 144 under the Securities Act or another similar exemption under the Securities Act; provided, further, that the maximum amount of Registrable Securities at any one time shall be subject to any limits imposed by the Commission pursuant to Rule 415;

               “Securities Act” shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect;

               “Subscription Agreement” shall have the meaning set forth in the Preamble hereof;

Exhibit D - Form of Registration Rights Agreement

               “Warrant” shall have the meaning set forth in the Preamble hereof; and

               “Warrant Shares” shall have the meaning set forth in the Preamble hereof.

               Capitalized terms used but not defined herein shall have the meanings set forth in the Subscription Agreement.

     3.      Piggyback Registrations.

          (a)      Whenever the Company proposes to register (including, for this purpose, a registration effected by the Company for other shareholders) any of its securities under the Securities Act (other than pursuant to (i) an Automatic Registration pursuant to Section 4 hereof or (ii) registration pursuant to a registration statement on Form S-4 or S-8 or any successor forms thereto), and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company will give written notice to the Investor of its intention to effect such a registration and will, subject to the provisions of Subsection 3(b) hereof, include in such registration all Registrable Securities with respect to which the Company has received a written request for inclusion therein within ten (10) days after the receipt of the Company’s notice.

          (b)      If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration a pro rata share of Registrable Securities requested to be included in such registration statement as calculated by dividing the number of Registrable Securities requested to be included in such registration statement by the number of the Company’s securities requested to be included in such registration statement by all selling security holders. In such event, the Investor shall continue to have registration rights under this Agreement with respect to any Registrable Securities not so included in such registration statement.

          (c)      Notwithstanding the foregoing, if, at any time after giving a notice of Piggyback Registration and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each record holder of Registrable Securities and, following such notice, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (ii) in the case of determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

Exhibit D - Form of Registration Rights Agreement

     4.      Automatic Registration.

          (a)      On or prior to the Filing Date, the Company shall prepare and file with the Commission a registration statement (the “Automatic Registration Statement”) covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Automatic Registration Statement required hereunder shall be on Form S-1 or Form S-3 (or any successor forms thereto), as applicable. Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause the Automatic Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event not later than the Effectiveness Date, and shall use its commercially reasonable efforts to keep the Automatic Registration Statement continuously effective under the Securities Act until the date when all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume or other restrictions pursuant to Rule 144 under the Securities Act as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the Investor (the “Effectiveness Period”). The maximum amount of Registrable Securities that may be included in the Automatic Registration Statement at any one time shall be limited by Rule 415 as required by the Commission. In the event that there is a limitation by the Commission on the number of Registrable Securities that may be included for registration at one time, the Company shall promptly so advise the Investor and use its reasonable best efforts to file an additional Automatic Registration Statement covering such ineligible Registrable Securities, on a pro-rata basis, within 30 days of the date such securities become eligible and cause such Automatic Registration Statement to be declared effective by the Commission as soon as reasonably practicable. Any reduction in the number of Registrable Securities shall be deducted from the Conversion Shares.

          (b)      At any time after the Automatic Registration Statement has become effective, the Company may, upon giving prompt written notice of such action to the Investor, suspend the use of any such Automatic Registration Statement if, in the good faith judgment of the Company, the use of the Automatic Registration Statement covering the Registrable Securities would be detrimental to the Company or its stockholders at such time and the Company concludes, as a result, that it is in the best interests of the Company or its stockholders to suspend the use of such Automatic Registration Statement at such time. The Company shall have the right to suspend such Automatic Registration Statement for a period of not more than thirty (30) consecutive days from the date the Company notifies the Investor of such suspension, with such suspension not exceed an aggregate of seventy-five (75) days (whether or not consecutive) during any 12-month period. In the case of the suspension of any effective Automatic Registration Statement, the Investor, immediately upon receipt of notice thereof from the Company, will discontinue any sales of Registrable Securities pursuant to such Registration Statement until advised in writing by the Company that the use of such Automatic Registration Statement may be resumed.

     5.      Registration Procedures. If and whenever the Company is required by the provisions of Sections 3 and 4 hereof to use its commercially reasonable efforts to affect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

          (a)      prepare and file with the Commission the registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become effective in an expeditious manner;

Exhibit D - Form of Registration Rights Agreement

          (b)      prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective during the Effectiveness Period and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period;

          (c)      furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and such other documents as such persons reasonably may request in order to facilitate the intended disposition of the Registrable Securities covered by such registration statement;

          (d)      use its commercially reasonable efforts (i) to register or qualify the Registrable Securities covered by such registration statement under the state securities or “blue sky” laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter, reasonably shall request, (ii) to prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements, and take such other actions, as may be necessary to maintain such registration and qualification in effect at all times for the period of distribution contemplated thereby and (iii) to take such further action as may be necessary or advisable to enable the disposition of the Registrable Securities in such jurisdictions, provided, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e)      use its commercially reasonable efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the common stock of the Company is then listed;

          (f)      promptly notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly amend or supplement such registration statement to correct any such untrue statement or omission;

          (g)      promptly notify each seller of Registrable Securities of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose and make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

          (h)      if the offering is an underwritten offering, enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are usual and customary in the securities business for such an arrangement between such underwriter and companies of the Company’s size and investment stature, including, without limitation, customary indemnification and contribution provisions;

Exhibit D - Form of Registration Rights Agreement

          (i)      if the offering is an underwritten offering, at the request of any seller of Registrable Securities, furnish to such seller on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) a copy of an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that such registration statement has become effective under the Securities Act and that (A) to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial or statistical information contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters; and (ii) a copy of a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent registered public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

          (j)      take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any legend restricting the sale or transfer of such securities) representing the Registrable Securities to be sold pursuant to the registration statement and to enable such certificates to be in such denominations and registered in such names as the Investor or any underwriters may reasonably request;

          (k)      take all other reasonable actions necessary to expedite and facilitate the registration of the Registrable Securities pursuant to the registration statement; and

          (l)      promptly make available for inspection by the sellers of Registrable Securities, any managing underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by any such sellers, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such.

     6.      Obligations of Investor. The Investor shall furnish to the Company such information regarding such Investor, the number of Registrable Securities owned and proposed to be sold by it, the intended method of disposition of such securities and any other reasonable information as shall be required to effect the registration of the Registrable Securities, and cooperate with the Company in preparing the registration statement and in complying with the requirements of the Securities Act.

Exhibit D - Form of Registration Rights Agreement

     7.      Expenses.

          (a)      All expenses incurred by the Company in complying with Sections 3 and 4 including, without limitation, all registration and filing fees (including the fees of the Commission and any other regulatory body with which the Company is required to file), printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws fees of one counsel for the Investors and fees of transfer agents and registrars are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called “Selling Expenses.”

          (b)      The Company will pay all Registration Expenses in connection with any registration statement filed hereunder, and the Selling Expenses in connection with each such registration statement shall be borne by the participating sellers in proportion to the number of Registrable Securities sold by each or as they may otherwise agree.

     8.      Indemnification and Contribution.

          (a)      In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to the terms of this Agreement, the Company will indemnify and hold harmless and pay and reimburse, each seller of such Registrable Securities thereunder, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities, or “blue sky” laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto or any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation of the Securities Act, the Exchange Act, any state securities or “blue sky” laws and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon the Company’s reliance on an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

Exhibit D - Form of Registration Rights Agreement

          (b)      In the event of a registration of any of the Registrable Securities under the Securities Act pursuant hereto, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities, “blue sky” laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon reliance on any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto or any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and provided, further, that the liability of each seller hereunder shall be limited to the net proceeds received by such seller from the sale of Registrable Securities covered by such Registration Statement. Notwithstanding the foregoing, the indemnity provided in this Section 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of such indemnified party and provided further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in such Registration Statement, which untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the registration statement and the undersigned indemnitees thereafter fail to deliver or cause to be delivered such registration statement as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities to the person asserting such loss, claim, damage or liability (or actions in respect thereof) or expense after the Company has furnished the undersigned with the same.

          (c)      Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 8 and shall only relieve it from any liability which it may have to such indemnified party under this Section 8 if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded based upon written advice of its counsel that there may be reasonable defenses available to it that are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

Exhibit D - Form of Registration Rights Agreement

          (d)      In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 8; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the Registration statement bears to the public offering price of all securities offered by such Registration statement, and the Company is responsible for the remaining portion; provided, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such Registration statement and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     9.      Changes in Capital Stock. If, and as often as, there is any change in the capital stock of the Company by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue as so changed.

     10.      Representations and Warranties of the Company. The Company represents and warrants to the Investor as follows:

          (a)      the execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or Bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or its subsidiaries; and

Exhibit D - Form of Registration Rights Agreement

         (b)     this Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles and the availability of specific performance.

     11.     Rule 144 Requirements. The Company agrees to:

         (a)     make and keep current public information about the Company available, as those terms are understood and defined in Rule 144 under the Securities Act;

         (b)     use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

         (c)     furnish to any holder of Registrable Securities upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

     12.     Termination. All of the Company’s obligations to register Registrable Shares under Sections 3, 4, and 5 hereof shall terminate upon the date on which the Investor holds no Registrable Securities or all of the Registrable Securities are eligible for resale without volume or other restrictions pursuant to Rule 144 under the Securities Act.

     13.     Miscellaneous.

         (a)     All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Securities), whether so expressed or not.

         (b)     Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail; or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

Exhibit D - Form of Registration Rights Agreement

    If to the Company:

Naked Brand Group, Inc.
#2 34346 Manufacturers Way
Abbotsford, BC Canada V2S 7MI
Telephone: 604-855-4767
Email: _____________________
           Attention: President

    If to the Investor:

In accordance with the address on
the signature page of this Agreement

or at such other address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender's email containing the time, date, recipient or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively

          (c)      This Agreement shall be governed by and construed under the laws of the State of New York, without giving effect to principles of conflicts of laws. The Company and Investor (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in any federal or state court located in New York County, New York, (ii) waive any objection which the Company or Investor may have now or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consent to the jurisdiction of any federal or state court located in New York County, New York in any such suit, action or proceeding. The Company and Investor further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in any federal or state court located in New York County, New York and agree that service of process upon the Company or Investor mailed by certified mail, return receipt requested, postage prepaid, to, in the case of the Company, the Company’s address, and in the case of the Investor, to the Investor’s address as set forth on the Company’s books and records, shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

          (d)      In the event of a breach by the Company or by the Investor, of any of their obligations under this Agreement, the Investor or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

Exhibit D - Form of Registration Rights Agreement

The Company and the Investor agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (e)      This Agreement may not be amended or modified without the written consent of the Company and the Investor.

          (f)      Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. No waiver shall be effective unless and until it is in writing and signed by the party granting the waiver.

          (g)      This Agreement may be executed in two or more counterparts (including by facsimile or ..pdf transmission) each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          (h)      If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

          (i)      This Agreement constitutes the entire agreement among the Company and the Investor relative to the subject matter hereof and supersedes in its entirety any and all prior agreements, understandings and discussions with respect thereto.

          (j)      The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

[Signature Page Follows]

Exhibit D - Form of Registration Rights Agreement

Signature Page to the Registration Rights Agreement

          IN WITNESS WHEREOF, this Registration Rights Agreement has been executed by Subscriber and by the Company on the respective dates set forth below.

Subscriber Signature(s):	Print Names of Subscriber(s):

Address of Subscriber(s):	Facsimile number of Subscriber(s):

Dated____________________________,_________ , 2014
Names must conform to signature page of the Subscription Agreement.

THE COMPANY:

NAKED BRAND GROUP, INC.

By:
Name:
Title:

Dated: ,	_____________________,________ 2013

Exhibit D - Form of Registration Rights Agreement